                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  September 30, 1996

                                RADIUS INC.
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                CALIFORNIA
           -----------------------------------------------------
              (State or other jurisdiction of incorporation)

        0-18690                                          68-0101300
      ------------                                   ------------------
      (Commission                                    (IRS Employer
      File Number)                                   Identification No.)

                 215 MOFFETT PARK DRIVE, SUNNYVALE, CA  94089
      -----------------------------------------------------------
      (Address of principal executive offices, including zip code)


    Registrant's telephone number, including area code: (408) 541-6100

     ITEM 5:  OTHER EVENTS.

              Pursuant to Section 11(a) of, and Rule 158 promulgated under, the Securities Act of 1933, as amended, Radius Inc. is filing its statement of operations data for the twelve months ended September 30, 1996 for the purpose of making generally available to securityholders an earnings statement covering the 12-month period including September 30, 1995 which period commenced on the first day of the Company's fiscal quarter next following the effective date of its Registration Statement on Form S-3 (SEC file no. 33-82049).

    ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits

    99.1 Unaudited Consolidated Statements of Operations for the Twelve Months Ended September 30, 1996.

                                      SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 4, 1996
                                       RADIUS INC.

                                       By: /s/ Charles W. Berger
                                          ------------------------------------
                                          Charles W. Berger
                                          Chairman, President, Chief Executive
                                          Officer and Acting Chief Financial
                                          Officer